BYLAWS
                                       OF
                        NICKLEBY'S AUCTION GALLERY, LTD.



                                   ARTICLE I

                                     Offices
                                     -------



     The principal office of the corporation shall initially be located at 1951 South Broadway, Denver, Colorado 80210. The corporation may have such other offices, either within or outside the state of Colorado, as the board of directors may designate or as the business of the corporation may require from time to time.

     The registered office of the corporation required by the Colorado Corporation Code to be maintained in the State of Colorado may be, but need not be, identical with the principal office, if in the State of Colorado, and the address of the registered office may be changed from time to time by the board of directors.


                                   ARTICLE II

                                  Shareholders
                                  ------------

     Section 1.   Annual Meeting.  The annual meeting of the shareholders, shall
                  ---------------
be held at two o'clock in the afternoon on the second Tuesday in the month of November in each year, for the purpose of electing directors and for the transaction of such other business as may come before the meeting. If the day fixed for the annual meeting shall be a legal holiday in the State of Colorado, such meeting shall be held on the next succeeding business day. If the election of directors shall not be held on the day designated herein for any annual meeting of the shareholders, or at any adjournment thereof, the board of directors shall cause the election to be held at a special meeting of the shareholders as soon thereafter as is convenient.

     Section 2.   Special  Meetings.   Special meetings of the shareholders, for
                  ------------------
any purpose, unless otherwise prescribed by statute, may be called by the president or by a majority of the board of directors, and shall be called by the secretary at the request of the holders of not less than one-tenth of all the outstanding shares of the corporation entitled to vote at the meeting.





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     Section 3.   Place of  Meeting.   The board of directors may designate  any
                  ------------------
place, either within or outside of Colorado, as the place for any annual meeting or for any special meeting called by the board of directors. A waiver of notice signed by all shareholders entitled to vote at a meeting may designate any place, either within or outside of Colorado, as the place for such meeting. If no designation is made, or if a special meeting shall be called otherwise than by the board, the place of meeting shall be the registered office of the corporation in Colorado.

     Section 4.   Notice  of  Meeting.   Written  or printed  notice stating the
                  --------------------
place, day and hour of the meeting, and, in case of a special meeting, the purposes for which the meeting is called, shall be delivered not less than ten nor more than fifty days before the date of the meeting, either personally or by mail, by or at the direction of the president, or the secretary, or the officer or persons calling the meeting, to each shareholder of record entitled to vote at such meeting, except that if the authorized capital stock is to be increased at least thirty days notice shall be given. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the shareholder at his address as it appears on the stock transfer books of the corporation, with postage thereon prepaid. If requested by the person or persons lawfully calling such meeting, the secretary shall give notice thereof, at corporate expense.

     Section 5.   Closing of Transfer  Books or Fixing of Record  Date.  For the
                  -----------------------------------------------------
purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or shareholders entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the board of directors may provide that the stock transfer books shall be closed for any stated period not exceeding fifty days. If the stock transfer books shall be closed for the purpose of determining shareholder's entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for at least ten days immediately preceding such meeting. In lieu of closing the stock transfer books, the board of directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than fifty days and, in case of a meeting of shareholders, not less than ten days prior to the date on which the particular action, requiring such determination of shareholders, is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of this board of directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination



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


of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders shall be deemed to have been made as provided in this section, such determination has been made through the closing of the stock transfer books and the stated period of closing expired.

     Section 6.   Voting  Lists.  The  officer  or  agent  having charge  of the
                  --------------
stock transfer books for shares of the corporation shall make, at least ten days before each meeting of shareholders, a complete list of the shareholders entitled to vote at such meeting, or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each, which list, for a period of ten days prior to such meeting, shall be kept on file at the principal office of the corporation, whether within or outside Colorado, and shall be subject to inspection by any shareholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting. The original stock transfer books shall be prima facie evidence as to who are the shareholders entitled to examine such list or transfer books or to vote at any meeting of shareholders.

     Section 7.    Quorum.    A  majority  of  the  outstanding  shares  of  the
                   -------
corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. If less than a majority of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

     If a quorum is present, the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the shareholders, unless the vote of a greater number, or voting by classes, is required, by law, or the articles of incorporation.

     Section 8.   Proxies.   At all meetings of the shareholders,  a shareholder
                  --------
may vote by proxy executed in writing by the shareholder or by his duly authorized attorney in fact. Such proxy shall be filed with the secretary of the corporation before or at the time of the meeting. No proxy shall be valid after eleven months from the date of its execution, unless otherwise provided in the proxy.



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


     Section 9.   Voting  of  Shares.   Each  outstanding  share,  regardless of
                  -------------------
class, shall be entitled to one vote, and each fractional share shall be entitled to a corresponding fractional vote on each matter submitted to a vote at a meeting of shareholders, except to the extent that the voting rights of the shares of any class or classes are limited or denied by the articles of incorporation as permitted by the Colorado Corporation Code. In the election of directors, each record holder of stock entitled to vote at such election shall have the right to vote the number of shares owned by him for as many persons as there are directors to be elected, and for whose election he has the right to vote. Cumulative voting shall not be allowed.

     Section 10.   Voting of Shares  by Certain Holders.   Treasury shares shall
                   -------------------------------------
not be voted at any meeting and shall not be counted in determining the total number of outstanding shares at any given time.

     Shares standing in the name of another corporation voted by such officer, agent or proxy as the bylaws of such corporation may prescribe, or, in the absence of such provision, as the board of directors of such corporation may determine.

     Shares held by an administrator, executor, personal representative, guardian or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name.

     Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority so to do is contained in an appropriate order of the court by which such receiver was appointed.

     A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledges, and thereafter the pledges shall be entitled to vote the shares so transferred.

     Section 11.    Informal Action by Shareholders.  Any action  required to be
                    --------------------------------
taken at a meeting of the shareholders, or any other action which may be taken at a meeting of the shareholders, may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all of the shareholders entitled to vote with respect to the subject matter thereof. The consent shall have the same force and effect as a unanimous vote of the shareholders, and may be stated as such in any articles or document filed with the Secretary of State of Colorado under the Colorado Corporation Code.


                                   ARTICLE III

                               Board of Directors
                               ------------------

     Section 1.   General Powers.   The business and affairs of the  corporation
                  ---------------
shall be managed by its board of directors, except as otherwise provided in the Colorado Corporation Code or the articles of incorporation.

     Section 2.   Number, Tenure and Qualifications.  The number of directors of
                  ----------------------------------
the corporation shall be determined and designated by the board of directors, provided that the number of directors of the corporation shall be at least equal to the number of shareholders, except that in no event shall the number of directors exceed three. Directors shall be elected at each annual meeting of shareholders. Each director shall hold office until the next annual meeting of shareholders and thereafter until his successor shall have been elected and qualified. Directors need not be residents of Colorado or shareholders of the corporation. Directors may be removed in the manner provided by the Colorado Corporation Code.

     Section 3.   Vacancies.   Any  director  may resign  at any time  by giving
                  ----------
written notice to the president or to the secretary of the corporation. The resignation shall take effect at the time specified therein; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Any vacancy occurring on the board of directors may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office. Any directorship to be filled by reason of an increase in the number of directors shall be filled by election at an annual meeting or at a special meeting of shareholders called for that purpose.

     Section 4.   Regular Meetings.  A regular meeting of the board of directors
                  -----------------
shall be held without other notice than this bylaw immediately after, and at the same place as, the annual meeting of shareholders. The board of directors may provide, by resolution, the time and place, either within or outside Colorado, for the holding of additional regular meetings without other notice than such resolution.

     Section 5.   Special Meetings.   Special meetings of the board of directors
                  -----------------
may be called by or at the request of the  president or any two  directors.  The



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


person or persons authorized to call special meetings of the board of directors may fix any place, either within or outside Colorado, as the place for holding any speciel meeting of the board of directors called by them.

     Section 6.   Notice.  Notice of any special meeting shall be given at least
                  -------
seven days prior thereto by written notice delivered personally or mailed to each director at his business address, or by notice given at least two days prior thereto by telegraph. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail so addressed, with postage thereon prepaid. If notice be given by telegram, such notice shall be deemed to be delivered when the telegram is delivered to the telegraph company. Any director may waive notice of any meeting. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the board of directors need be specified in the notice or waiver of notice of such meeting.

     Section 7.   Quorum.   A  majority  of  the  number of  directors  fixed by
                  -------
Section 2 shall constitute a quorum for the transaction of business at any meeting of the board of directors, but if less than such majority is present at a meeting, a majority of the directors present may adjourn the meeting from time to time without further notice.

     Section 8.   Manner of Acting.   The act of the majority  of the  directors
                   -----------------
present at a meeting at which a quorum is present shall be the act of the board of directors.

     Section 9.   Compensation.   By  resolution of the board of directors,  any
                  -------------
director may be paid any one or more of the following: his expenses, if any, of attendance at meetings; a fixed sum for attendance at each meeting; or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

     Section 10.   Presumption of Assent.   A director of the corporation who is
                   ----------------------

present at a meetting of the board of directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by



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


registered mail to the secretary of the corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

     Section 11.   Executive  Committee.   The board of directors, by resolution
                   ---------------------
adopted by a majority of the number of directors fixed by Section 2 may designate two or more directors to constitute an executive committee, which shall have and may exercise all of the authority of the board of directors or such lesser authority as may be set forth in said resolution. No such delegation of authority shall operate to relieve the board of directors or any member of the board from any responsibility imposed by law.

     Section 12.    Informal  Action  by  Directors.   Any  action  required  or
                    --------------------------------
permitted to be taken at a meting of the directors may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all of the directors entitled to vote with respect to the subject matter thereof. The consent shall have the same force and affect as a unanimous vote of the directors and may be stated as such in any articles or document filed with the Secretary of State of Colorado under the Colorado Corporation Code.


                                   ARTICLE IV

                               Officers and Agents
                               -------------------

     Section 1.    General.    The  officers  of  the  corporation  shall  be  a
                   --------
president, one or more vice presidents, if deemed appropriate and necessary by the board of directors, a secretary and treasurer. The board of directors may appoint such other officers, assistant officers, committees and agents, including a chairman of the board, assistant secretaries and assistant treasurers, as they may consider necessary, who shall be chosen in such manner and hold their offices for such terms and have such authority and duties as from time to time may be determined by the board of directors. The salaries of all the officers of the corporation shall be fixed by the board of directors. One person may hold more than one office, except no person may simultaneously hold the offices of president and secretary. In all cases where the duties of any officer, agent or employee are not prescribed by the bylaws or by the board of directors, such officer, agent or employee shall follow the orders and instructions of the president.

     Section 2.   Election  and  Term  of Office.   The board of directors which
                  -------------------------------
serves as such prior to the first annual meeting of the shareholders shall elect the officers of the corporation. The officers of the corporation shall thereafter be elected by the board of directors annually at each annual meeting of the board of directors. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as conveniently may be. Each officer shall hold office until the first of the following to occur: until his successor shall have been duly elected and shall have qualified; or until his death; or until he shall resign; or until he shall have been removed in the manner hereinafter provided.

     Section 3.   Removal.   Any officer or agent may be removed by the board of
                  --------
directors or by the executive committee whenever in its judgment the best interests of the corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not in itself create contract rights.

     Section 4.   Vacancies.  A vacancy in any office, however occurring, may be
                  ----------
filled by the board of directors for the unexpired portion of the term.

     Section 5.    President.  The president shall, subject to the direction and
                   ----------
supervision of the board of directors, be the chief executive officer of the corporation and shall have general supervision of its officers, agents and employees; he shall perform all the duties commonly incident to his office and shall perform such other duties as the board of directors shall designate. He shall, unless otherwise directed by the board of directors, attend in person or by substitute appointed by him, or shall execute on behalf of the corporation written instruments appointing a proxy or proxies to represent the corporation, at all meetings of the stockholders of any other corporation in which the corporation shall hold any stock. He may, on behalf of the corporation, in person or by substitute or by proxy, execute written waivers of notice and consents with respect to any such meetings. At all such meetings and otherwise, the president, in person or by substitute or proxy as aforesaid, may vote the stock so held by the corporation and may execute written consents and other instruments with respect to such stock and may exercise any and all rights and powers incident to the ownership of the stock, subject however to the instructions, if any, of the board of directors. The president shall have custody of the treasurer's bond, if any.

     Section 6.    Vice  Presidents.   The  vice  presidents  shall  assist  the
                   -----------------
president and shall perform such duties as may be assigned to them by the president or by the board of directors. In the absence of the president, the vice president designated by the board of directors or, (if there be no such designation) designated in writing by the president shall have the powers and perform the duties of the president. If no such designation shall be made all vice presidents may exercise such powers and perform such duties.

     Section 7.   The  Secretary.   The secretary shall: (a) keep the minutes of
                  ---------------
the proceedings of the shareholders, executive committee and the board of directors; (b) see that all notices are duly given in accordance with the provisions of these bylaws or as required by law; (c) be custodian of the corporate records and of the seal of the corporation and affix the seal to all documents when authorized by the board of directors; (d) keep at its registered office or principal place of business within or outside Colorado a record containing the names and addresses of all shareholders and the number and class of shares held by each, unless such a record shall be kept at the office of the corporation's transfer agent or registrar; (e) sign with the president, or a vice president, certificates for shares of the corporation, the issuance of which shall have been authorized by resolution of the board of directors; (f) have general charge of the stock transfer books of the corporation, unless the corporation has a transfer agent; and (g) in general perform all duties incident to the office of secretary and such other duties as from time to time may be assigned to him by the president or by the board of directors. Assistant secretaries, if any, shall have the same duties and powers, subject to supervision by the secretary.

     Section 8.   Treasurer.   The treasurer  shall be the  principal  financial
                  ----------
officer of the corporation and shall have the care and custody of all funds, securities, evidences of indebtedness and other personal property of the corporation and shall deposit the same in accordance with the instructions of the board of directors. He shall receive and give receipts and acquittances for moneys paid in an account of the corporation, and shall pay out of the funds on hand all bills, payrolls and other just debts of the corporation of whatever nature upon maturity. He shall perform all other duties incident to the office of the treasurer and, upon request of the board, shall make such reports to it as may be required at any time. He shall, if required by the board, give the corporation a bond in such sums and with such sureties as shall be satisfactory to the board, conditioned upon the faithful performance of his duties and for the restoration to the corporation of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation. He shall have such other powers and perform such other duties as may be from time to time prescribed by the board of directors or the president. Assistant treasurers, if any, shall have the same powers and duties, subject to the supervision of the treasurer.







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



                                    ARTICLE V

                                      Stock
                                      -----

      Section 1.   Certificates.   The  shares of stock shall be represented  by
                   -------------
consecutively numbered certificates signed in the name of the corporation by its president or a vice president and the secretary or an assistant secretary, and shall be sealed with the seal of the corporation, or with a facsimile thereof. The signatures of the company's officers on such certificate may also be facsimiles if the certificate is countersigned by a transfer agent, or registered by a registrar, other than the corporation itself or an employee of the corporation. In case any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer at the date of its issue. Certificates of stock shall be in such form consistent with law as shall be prescribed by the board of directors. No certificate shall be issued until the shares represented thereby are fully paid.

     Section 2.   Consideration  for  Shares.   Shares shall be issued  for such
                  ---------------------------
consideration, expressed in dollars (but not less than the par value thereof) as shall be fixed from time to time by the board of directors. Treasury shares shall be disposed of for such consideration expressed in dollars as may be fixed from time to time by the board. The consideration may consist, in whole or in part, of money, other property, tangible or intangible, or in labor or services actually performed for the corporation, but neither promissory notes nor future services shall constitute payment or part payment for shares.

     Section 3.   Lost Certificate.  In case of the alleged loss, destruction or
                  -----------------
mutilation of a certificate of stock the board of directors may direct the issuance of a new certificate in lieu thereof upon such terms and conditions in conformity with law as it may prescribe. The board of directors may in its discretion require a bond in such form and amount and with such surety as it my determine, before issuing a new certificate.

     Section 4.  Transfer of Shares.  Upon surrender to the  corporation or to a
                 -------------------

transfer agent of the corporation of a certificate of stock duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, and such documentary stamps as may be required by law, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, and cancel the old certificate. Every such transfer of stock shall be entered on the stock book of the corporation which shall be kept at its principal office, or by its registrar duly appointed.

     The corporation shall be entitled to treat the holder of record of any share of stock as the holder in fact thereof, and, accordingly shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person whether or not it shall have express or other notice thereof, except as may be required by the laws of Colorado.


                                   ARTICLE VI

                    Indemnification of Officers and Directors
                    -----------------------------------------

     Each director and officer of this corporation, and each person who shall serve at its request as a director or officer of another corporation in which this corporation owns shares of capital stock or of which it is a creditor, whether or not then in office, and his personal representatives, shall be indemnified by the corporation against all costs and expenses actually and necessarily incurred by him in connection with the defense of any action, suit or proceeding in which he may be involved or to which he my be made a party by reasons of his being or having been such director or officer, except in relation to matters as to which he shall be finally adjudged in such action, suit or proceeding to be liable for negligence or misconduct in the performance of his duties. The costs and expenses shall include amounts reasonably paid in settlement for the purpose of curtailing the costs of litigation, but only if the corporation is advised in writing by its counsel that in his opinion the person indemnified did not commit such negligence or misconduct. The foregoing right of indemnification shall not be exclusive of other rights to which he may be entitled as a matter of law or by agreement.


                                   ARTICLE VII

                                  Miscellaneous
                                  -------------

     Section 1.    Transactions  Involving  Directors or Officers.   No contract
                   -----------------------------------------------
or other transaction between the corporation and any person, firm, partnership, business or other corporation and no other act of the corporation shall in the absence of fraud, in any way be affected or invalidated by the fact that any of the directors or officers of the corporation are pecuniarily or are interested in, or are directors or officers of, such other corporation, firm, person, partnership, or business. Any officer or director of the corporation individually or any firm or association of which any officer or director may be



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a member,  may be a party to, or may be pecuniarily or otherwise  interested in, any contract or transaction of the corporation, provided that the fact that he individually or such firm or association is so interested shall be disclosed or shall have been known to the board of directors at which action upon any such contract or transaction shall be taken. Any director or officer of the corporation who is also a director or officer of such other corporation or is so interested may be counted in determining the existence of a quorum at any meeting if the board of directors which shall authorize any such contract or transaction, and may vote thereat to authorize any such contract or transaction, with like force and effect as if he were not such director or officer of such other corporation or not so interested. Any director of the corporation may vote upon any contract or other transaction between the corporation and any subsidiary or affiliated corporation without regard to the fact that he is also a director or officer of such subsidiary or affiliated corporation.

     Section 2.   Seal.   The seal of this corporation  shall consist of a flat-
                  -----
faced circular die with such words and figures cut or engraved thereon as the board of directors may from time to time determine.

     Section 3.   Amendments.   The  bylaws  of  the  corporation  regardless of
                  -----------
whether made by the stockholders or by the board of directors, may be amended, added to, or repealed by vote of a majority of the then existing directors at a regular or special directors' meeting or by vote of the holders of not less than seventy-five percent (75%) of the issued and outstanding capital stock of this corporation, at any meeting of the stockholders, provided notice of the proposed change is given in the notice of meeting, or notice thereof is waived.

     Section 4.   Waiver of Notice.  Whenever any notice whatever is required to
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be given by these bylaws,  or the articles of incorporation of this corporation, or any of the corporation laws of the State of Colorado, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

     Adopted this April 1, 1994.









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